                                   J&B Funds

                                 Semi-Annual Report

                                 December 31, 2002

                                  Equity FUNDS
                       J&B Mid-Cap Aggressive Growth Fund
                      J&B Small-Cap Aggressive Growth Fund
                        J&B Small-Cap International Fund

                                   J&B Funds

                              Jones & Babson, Inc.
                            Manager and Distributor
                         A Member of the Generali Group

                               Table of Contents

J&B Mid-Cap Aggressive Growth Fund                             1
J&B Small-Cap Aggressive Growth Fund                           3
J&B Small-Cap International Fund                               5
Statements of Assets and Liabilities                               8
Statements of Operations                                           9
Statements of Changes in Net Assets                               10
Notes to Financial Statements                                     12
Financial Highlights                                              15

MESSAGE TO OUR SHAREHOLDERS

At the start of 2002,  most market  prognosticators  were not expecting the bear market to grip U.S.  stocks for  another  full year.  As the  expected  recovery faltered,  the  market  produced  the worst  returns of this  nearly  three-year downturn. As the year progressed, the list of investor worries mounted and shook confidence  to its  core.  Lower-than-  expected  corporate  profit  growth  and economic  growth,  an  unprecedented  level of accounting  scandals,  heightened geopolitical worries, and a retrenching consumer led to increased risk aversion, which  prolonged the bear market and once again  benefited the value  investment style.  The severe  losses from this bear market have now exceeded that of 1973-
1974.

The equity markets of the past few years have been challenging to say the least.
Fortunately,  we have solid  investment  strategies  and  experienced  portfolio managers  on our side.  We will  continue  to focus on basics  like  valuations, profit growth,  strong  risk-adjusted  relative returns and sustainable earnings
acceleration --  the  fundamentals   required  to  build  resistant  portfolios.
Ultimately,  we believe our Funds will be rewarded for enduring this  persistent bear  market.  We remain  optimistic  that better  returns lie ahead in 2003 and beyond.

Please call us or visit our web site  anytime we can provide  up-to-the-  minute information or  personalized  service to you. We appreciate  your confidence and ongoing  investment  with us,  and are  dedicated  to  continuing  to earn  your business.

Sincerely,

/s/Stephen S. Soden

Stephen S. Soden
President

J&B Mid-Cap Aggressive Growth Fund

J&B Mid-Cap  Aggressive Growth Fund outperformed its benchmark for the third quarter  and the month of  December,  but  lagged its  benchmark  for the fourth quarter  and for the year  2002.  The Fund was down  -30.03%  (price  change and reinvested distributions) for the year 2002, compared to -29.09% for the Russell
2500 Growth Index*.  The Portfolio's  positive  relative  performance for 3Q and
December was attributable to stock selection in health care and consumer related holdings.  Single stock risk remains very high,  as we saw with the discovery of massive  accounting fraud within our HPL Technologies  during the third quarter.
The  Portfolio's   performance   was  also   negatively   impacted  by  earnings
disappointments.

The Fund's average annual  compounded total returns for one year and the life of the Fund (commencement  December 19, 2000) as of December 31, 2002, were -30.03%
and -16.95%, respectively. Performance data contained in this report is for past periods  only.  Past  performance  is  not  predictive  of  future  performance.
Investment  return and share value will fluctuate,  and redemption  value may be more or less than original cost.

While the economic  picture remains cloudy,  some companies may be seeing better earnings visibility going forward.  The analyst community is starting to pick up on this potential trend with more positive earnings  adjustments for select high profile  companies.  For the third quarter earnings season,  91% of our holdings reported at or above the consensus mean analyst estimate, 44% of those companies reported at or above the high estimate on the street, and only 9% reported below the mean analyst estimate. Portfolio characteristics include an average weighted market cap of $1.3  million  versus $1.3  million  for the  Russell  2500 Growth
Index,* median  current P/E of 25.36 versus 18.15 for the index,  median forward earnings  growth of  21.41%  versus  20.42%  for the  index,  with a total of 44 holdings as of year-end.

As of December 31, 2002 the Portfolio  compared to its benchmark was underweight in Financials  (8.8% vs. 12.8%),  Basic Materials (0.0% vs. 2.1%),  Energy (3.0%
vs. 4.9%),  and Health Care (20.1% vs. 20.7%) and overweight in Consumer Staples
(7.9% vs. 3.1%), Consumer Discretionary (24.3% vs. 17.8%), and Technology (24.8%
vs.  22.1%).  One new position  included  Blue Rhino  (RINO),  while we sold our position  in Monaco  Coach as it no longer met our  discipline.  Several  recent purchases  have  been  at the  lower  end of our  market  cap  range,  as  these
"emerging"  growers look relatively  attractive to our stock  screening  models, displaying  strong earnings  growth despite the much publicized  problems of the broader U.S. economy.

Our stock selection  methodology leads us toward companies that exhibit two main characteristics:  strong risk-adjusted relative returns coupled with sustainable earnings  acceleration.  We are  currently  seeing  candidates  in the  Consumer
Discretionary  and Health Care sectors,  as well as the Technology sector due to recent positive price performance, specifically in the semiconductor space. Also of  interest is the Telecom  sector and  smaller  names in the sub $500  million market cap range. Going forward,  earnings will be the key issue. The prevailing picture is negative, however, some sectors of the economy are starting to adjust their earnings  estimates  upward.  This is so far a highly  selective  recovery though, and can at times be very stock specific within a sector.

*Indices are unmanaged and not available for direct investment.

Fund Composition

Top Ten Holdings:                            % of Total
CACI International, Inc.                        4.17%
Hilb, Rogal & Hamilton Co.                  4.06
Pharmaceutical Resources, Inc.                  3.83
Steris Corp.                                    3.39
Waste Connections, Inc.                         3.35
Varian Medical Systems, Inc.                    3.19
Harman International                            3.19
Accredo Health, Inc.                            3.01
Alberto-Culver Co.                              2.96
Investors Financial Services Corp.              2.93
Total                                          34.08%

Total Securities in Portfolio                   44

As of December 31, 2002, schedule of investments. Subject to change.

Schedule of Investments

December 31, 2002 (unaudited)

J&B MID-CAP AGGRESSIVE GROWTH FUND

SHARES   COMPANY  MARKET VALUE

COMMON STOCKS-- 97.69%
CAPITAL GOODS-- 5.44%
         2,870    Hilb, Rogal & Hamilton Co.           $ 117,383
         1,090    Roper Industries, Inc.                      39,894
                                                             157,277
CONSUMER CYCLICAL-- 24.25%
         1,695    Alberto-Culver Co.                          85,428
         2,385    Blue Rhino Corp.*                           41,475
         3,450    Boyd Gaming Corp.*                          48,473
         2,200    Fred's, Inc.                                56,540
         1,550    Harman International                        92,225
         3,530    Hot Topic, Inc.*                            80,766
         4,205    Movie Gallery, Inc.*                        54,665
         3,330    Shuffle Master, Inc.*                       63,636
         3,000    Tuesday Morning Corp.*                      51,300
         1,825    University of Phoenix Online*               65,408
         1,620    Westwood One, Inc.*                         60,523
                                                             700,439
CONSUMER STAPLES-- 7.88%
         3,380    Constellation Brands, Inc.*                 80,140
         2,540    Cott Corp.*                                 45,263
         1,580    Dean American Italian Pasta Co.*            58,618
         1,285    Performance Food Group Co.*                 43,637
                                                             227,658
ENERGY-- 3.00%
         1,175    Pogo Producing Co.                          43,769
         1,720    St. Mary Land & Exploration             43,000
                                                              86,769
FINANCIAL-- 8.83%
         1,435    Archer Capital Group Ltd.*                  44,729
         3,090    Investors Financial Services Corp.          84,635
         7,035    PRG-Schultz International*                  62,612
         1,485    UCBH Holdings, Inc.                         63,038
                                                             255,014
HEALTH CARE-- 20.13%
         2,470    Accredo Health, Inc.*                       87,067
         1,460    Advanced Neuromodulation Systems*           51,246
         1,480    Cooper Companies, Inc.                      37,030
         1,245    Diagnostic Products Corp.                   48,082
         3,715    Pharmaceutical Resources, Inc.*            110,707
         1,765    Stericycle, Inc.*                           57,149
         4,040    Steris Corp.*                               97,970
         1,860    Varian Medical Systems, Inc.*               92,256
                                                             581,507
TECHNOLOGY-- 24.81%
         1,500    Allen Telecom, Inc.*                        14,205
         3,380    CACI International, Inc.*                  120,463
         2,330    Coinstar, Inc.*                             52,775
         2,975    Hyperion Solutions Corp.*                   76,368
         2,620    Integrated Circuit Systems*                 47,815

         2,575    National Instruments Corp.*                 83,662
         3,040    Netscreen Technologies, Inc.*               51,194
         2,785    Omnivision Technologies*                    37,792
         4,300    Pinnacle Systems, Inc.*                     58,523
         3,100    Sandisk Corp.*                              62,930
         2,235    Varian, Inc.*                               64,122
         2,185    Websense, Inc.*                             46,674
                                                             716,523
UTILITIES-- 3.35%
         2,505    Waste Connections, Inc.*                    96,718

TOTAL COMMON STOCKS                                        2,821,905
(Cost $2,739,077)

TOTAL INVESTMENTS-- 97.69%                                 2,821,905
(Cost $2,739,077)

Other assets less liabilities-- 2.31%                         66,636

TOTAL NET ASSETS-- 100.00%                               $ 2,888,541

The identified  cost of investments  owned at December 31, 2002 was the same for financial statement and federal income tax purposes.

Net unrealized  appreciation for federal income tax purposes was $82,828,  which is comprised of unrealized  appreciation of $316,980 and unrealized depreciation of $234,152.

*Non-income producing security

See accompanying Notes to Financial Statements.

J&B Small-Cap Aggressive Growth Fund

J&B Small-Cap Aggressive Growth Fund outperformed its benchmark in the first half of the year by overweighting in consumer stocks. The second half began with a renewed selling  environment  that caused investors to take profits in winning sectors,  as is classically  the case in the latter stages of a market sell off.
Valuation   contractions  in  the  consumer  sector  combined  with  fundamental disappointments  in a few of our holdings caused us to underperform in July, and the  market's  downward  trend  made it  difficult  for us to regain  ground the balance of the third quarter. We entered the final quarter of the year believing that the market was due at least for a short-term,  oversold bounce.  The nature of rally that ensued,  however,  was a surprise and one for which the  Portfolio was not well  positioned.  The lift in  October  and  November  caused  the most speculative  and beaten down sectors and the smallest of  small-caps to generate the  largest  gains.  Within  the  Russell  2000  Growth  Index,*  for  example, non-profitable  companies  accounted for nearly 40% of fourth quarter's returns.
Our discipline of investing in high-quality,  profitable  companies caused us to underperform a market driven by speculative, low-quality, micro-cap stocks.

For the year ended December 31, 2002, the Fund declined by -37.15% (price change and  reinvested  distributions)  compared to a -30.27%  drop in the Russell 2000
Growth  Index.* The  consumer  and health care  sectors  provided  the  greatest contribution to our  performance,  but returns were not sufficient to offset the drag from our technology holdings,  in spite of our underweight position in that area. Additionally,  we adhered to our discipline of investing in companies with solid top-line growth and 15% or better profit growth.  Consequently,  we lacked exposure to  low-growth  and  cyclical  industries,  e.g.,  banking,  insurance, energy, and industrials,  which aided the performance of our benchmark index and significantly  contributed  to  returns of value  styles  and more  conservative growth styles in 2002.

The Fund's average annual  compounded total returns for one year and the life of the Fund (commencement  December 19, 2000) as of December 31, 2002, were -37.15%
and -23.68%, respectively. Performance data contained in this report is for past periods  only.  Past  performance  is  not  predictive  of  future  performance.
Investment  return and share value will fluctuate,  and redemption  value may be more or less than original cost.

We believe  there are numerous  reasons to expect  better  absolute  returns for investors  in 2003.  Investor  expectations  are low.  Valuations  on stocks are attractive.  The economic recovery is underway albeit at a modest pace.  Jobless claims  are  moderating -- a  positive  for  consumer  spending  and a sign that corporate  cost  cutting is largely  behind us.  The  housing  industry  remains strong. Inflation continues to be in check. Importantly,  fiscal policy has once again become a focal point, with some form of stimulus likely to be passed early in 2003.  In the near term,  the potential for war with Iraq remains an overhang on the market and, to some extent, on corporate executive spending decisions. We note,  however,  that the market frequently  bottoms in advance of war as it did during the Persian Gulf War in 1990-1991.

Small-cap  valuations and profit growth  prospects  remain more  compelling than large-caps. In ten of the past eleven quarters, small-caps have delivered better relative  profit  growth  than  large.  Within the  small- cap realm,  growth is attractively  priced versus value,  and  historically the small-cap growth style has bounced  more coming out of market  bottoms.  Investors  appear to be taking note of this as the Russell 2000 Growth Index* has outperformed the Russell 2000
Value  Index* in five of the past six months.  In spite of a highly  challenging year for the Fund's  investment  style, we remain  optimistic and confident that better returns lie ahead.

*Indices are unmanaged and not available for direct investment.

Fund Composition

Top Ten Holdings:                    % of Total
Choicepoint, Inc.                       4.86%
UCBH Holdings, Inc.                     4.54
Manhattan Associates, Inc.              4.20
Odyssey Healthcare, Inc.                4.11
Mantech International Corp. Cl. A       3.82
Accredo Health, Inc.                    3.31
Integrated Circuit Systems              3.21
Verisity Ltd.                           3.14
Diagnostic Products Corp.               3.01
Respironics, Inc.                       2.88
Total                                  37.08%

Total Securities in Portfolio            50

As of December 31, 2002, schedule of investments. Subject to change.

Schedule of Investments

December 31, 2002 (unaudited)

J&B Small-Cap Aggressive Growth Fund

SHARES   COMPANY  MARKET VALUE

COMMON STOCKS-- 96.14%
CONSUMER CYCLICAL-- 26.80%
         3,950    Blue Rhino Corp.*                           $  68,691
         4,700    Career Education Corp.*                       188,000
         8,224    Chico's FAS, Inc.*                            155,516
         10,800   Choicepoint, Inc.*                            426,492
         5,650    Christopher & Banks Corp.*                117,237
         5,100    Coach, Inc.*                                  167,892
         5,650    Corporate Executive Board Co.*                180,348
         5,400    Education Management Corp.*                   203,040
         3,225    Fred's, Inc.                                   82,882
         3,650    Gamestop Corp.*                                35,770
         10,400   Odyssey Healthcare, Inc.*                     360,880
         9,700    Petsmart*                                     166,161
         11,300   Prime Hospitality*                             92,095
         1,150    SCP Pool Corp.*                                33,580
         12,950   Tweeter Home Entertainment Group*              74,851
                                                              2,353,435
CONSUMER STAPLES-- 1.84%
         11,200   Radio One, Inc. Cl. D*                        161,616

FINANCIAL-- 6.84%
         9,400    UCBH Holdings, Inc.                           399,030
         6,450    Wintrust Financial Corp.*                     202,014
                                                                601,044
HEALTH CARE-- 27.44%
         8,250    Accredo Health, Inc.*                         290,812
         7,650    American Healthways, Inc.*                    133,875
         9,550    American Medical Systems Holdings*            154,806
         6,050    AMN Healthcare Services, Inc.*                102,306
         7,350    Axan Pharmaceutical*                           86,509
         2,350    Bio Rad Labs*                                  90,945
         10,050   CTI Molecular Imaging, Inc.*                  247,833
         6,850    Diagnostic Products Corp.                     264,547
         3,050    Dianon Systems, Inc.*                         145,515
         3,100    ICU Medical, Inc.*                            115,630
         4,750    Medicis Pharmaceutical Corp. Cl. A*           235,933
         4,275    Province Healthcare Co.*                       41,596
         8,300    Respironics, Inc.*                            252,577
         11,700   Thoratec Corp.*                                89,271
         7,800    Verint Systems, Inc.*                         157,404
                                                              2,409,559
TECHNOLOGY-- 27.81%
         10,450   Bisys Group, Inc.*                          $ 166,155
         7,900    Brooks-Pri Automation, Inc.*                   90,534
         3,200    FEI Co.*                                       48,928
         10,850   Foundry Networks, Inc.*                        76,384
         15,450   Integrated Circuit Systems*                   281,962
         2,800    Intercept Group, Inc.*                         47,407
         15,600   Manhattan Associates, Inc.*                   369,096
         17,600   Mantech International Corp. Cl. A*            335,632
         12,650   Micrel Semiconductors*                        113,597
         3,350    Planar Systems, Inc.*                          69,111
         9,200    Quest Software, Inc.*                          94,852
         14,350   Semtech Corp.*                                156,702
         8,450    Tier Technologies, Inc. Cl. B*                135,200
         14,450   Verisity Ltd.*                                275,417
         18,550   02Micro International Ltd.*                   180,844
                                                              2,441,821
TRANSPORTATION-- 5.41%
         8,450    Hunt (JB) Transport Services, Inc.*           247,585
         10,850   Knight Transportation, Inc.*                  227,850
                                                                475,435

TOTAL COMMON STOCKS                                           8,442,910
(Cost $8,683,459)

TOTAL INVESTMENTS-- 96.14%                                    8,442,910
(Cost $8,683,459)

Other assets less liabilities-- 3.86%                           338,789

TOTAL NET ASSETS-- 100.00%                                  $ 8,781,699

The identified  cost of investments  owned at December 31, 2002 was the same for financial statement and federal income tax purposes.

Net unrealized depreciation for federal income tax purposes was $240,549,  which is comprised of unrealized  appreciation of $429,300 and unrealized depreciation of $669,849.

*Non-income producing security

See accompanying Notes to Financial Statements.

J&B Small-Cap International Fund

During  the last  quarter  of 2002,  market  conditions  improved  as  investors returned to valuing  fundamentals.  J&B Small-Cap  International Fund was up
14.80%  (price  change  and  reinvested  distributions)  for the  quarter  ended
December 31, 2002 while our benchmark  index, the MSCI EAFE Small-Cap Index* was down -0.58%. We ended the year down -15.99%, vs. -9.58% for the benchmark.

The Fund's average annual  compounded total returns for one year and the life of the Fund (commencement  December 19, 2000) as of December 31, 2002, were -15.99%
and -18.05%, respectively. Performance data contained in this report is for past periods  only.  Past  performance  is  not  predictive  of  future  performance.
Investment  return and share value will fluctuate,  and redemption  value may be more or less than original cost.

A year ago, the markets were reeling from 9/11. In the subsequent 12 months, the markets carried the burden of uncertainty-- the economy, war with Iraq and about corporate  credibility.  In this environment,  few investors were stepping up to buy securities.  Selling  pressure was strong from nervous  individuals and from
financial   institutions  that  needed  to  meet  redemptions  or  to  shore  up quarter-end  liquidity and credit  ratios.  Although  these  geopolitical  risks linger, investors are once again focusing on valuations and company performance.

We have no greater clarity on the future than others but were pleased to see our stocks bounced back in the fourth  quarter.  Our mosaic  economic  view,  pieced together from the scores of discussions with our holdings and other  prospective investments,  tells  us that  there  won't be a  double  dip but  that  business conditions remain tough. 2003 may look better, considering how bad 2002 was, but we hear no news of a robust recovery.

The Fund's  average P/E is close to 12 times the  earnings  for 2002,  with cash flow multiples in the single digits. We are seeing-- and buying-- companies that we have watched for years but could not own because  they were too  expensive or too big. So we have improved the quality and liquidity of the Portfolio  without sacrificing valuation.

J&B  Small-Cap  International  Fund will  typically  not do well in volatile markets.  We tend to  outperform  in  periods  of low  volatility  when  markets function as they should; that is, when they accord businesses their fair values.
Investors are returning to a focus on company dynamics.

We continue to focus on the  fundamentals of each of the Fund's  holdings.  From this analysis we derive our confidence that ultimately the Fund will be rewarded for enduring this rough bear market.

*Indices are unmanaged and not available for direct investment.

Fund Diversification

                                    % of Total
Consumer Durables                       7.3%
Consumer Non-Durables                   3.8
Consumer Services                      16.8
Electronic Technology                  25.1
Health Technology                      10.3
Industrial Services                     6.1
Non-Energy Minerals                     3.1
Process Industries                      5.5
Producer Manufacturing                 12.4
Retail Trade                            4.5
Cash & Equivalents                  5.1

As of December 31, 2002, schedule of investments. Subject to change.

Schedule of Investments

December 31, 2002 (unaudited)

J&B Small-Cap International Fund

SHARES   COMPANY  MARKET VALUE

COMMON STOCKS-- 94.93%
BELGIUM-- 2.37%
         10,800   Melexis                               $    66,710

CANADA-- 6.30%
         9,900    Danier Leather*                            99,646
         12,900   GSI Lumonics                               77,787
                                                            177,433
FINLAND-- 2.57%
         3,000    Vaisala Oyj                                72,297

FRANCE-- 8.75%
         1,400    Grandvision                                27,749
         23,700   Lectra                                    112,341
         3,300    Neopost                                   106,243
                                                            246,333
GERMANY-- 12.23%
         11,500   Elmos Semiconductor                        96,601
         4,200    Pfeiffer Vacuum Technology                 84,215
         3,900    Singulus Technologies                      51,206
         4,200    Zapf Creation                             112,492
                                                            344,514
HONG KONG-- 5.66%
         6,900    ASM International*                         89,010
         264,700  Global Bio-Chem Technology                 70,430
                                                            159,440
ISRAEL-- 2.13%
         1,600    Taro Pharmaceutical*                   $   60,160

ITALY-- 3.80%
         25,200   Interpump                                 107,030

JAPAN-- 3.51%
         1,800    PARK24 Co.                                 28,191
         7,000    Yamaichi Electronics                       70,731
                                                             98,922

LUXEMBOURG-- 3.61%
         7,000    SBS Broadcasting                          101,647

MEXICO-- 3.00%
         51,200   Corp Interamericana de Entertenim*         84,514

NETHERLANDS-- 5.75%
         3,400    Boskalis Westminster                       68,709
         3,120    Hunter Douglas                             93,414
                                                            162,123
NORWAY-- 3.53%
         7,300    ProSafe                                    99,475

SWEDEN-- 13.49%
         10,600   Elekta                                $   107,292
         14,400   Eniro                                      91,097
         4,600    Getinge                                    94,180
         4,600    Hoganas                                    87,302
                                                            379,871
UNITED KINGDOM-- 18.23%
         3,600    Galen                                      28,913
         22,000   Hit Entertainment                          75,687
         95,700   McBride                                   109,361
         11,500   Renishaw                                   54,972
         12,700   Taylor & Francis                       92,494
         20,000   Victrex                                    84,982
         15,000   Vitec                                      66,995
                                                            513,404

TOTAL COMMON STOCKS                                       2,673,873
(Cost $2,896,473)

 FACE
AMOUNT   DESCRIPTION       MARKET VALUE

REPURCHASE AGREEMENT-- 7.77%
$        219,000  State Street Bank and Trust Co.,
                           0.05%, due January 2, 2003
                           (Collateralized by U.S.
                           Treasury Bills, 8.125%,
                           due August 15, 2021
                           with a market value of $224,217)   $        219,000
(Cost $219,000)

TOTAL INVESTMENTS-- 102.70%                                          2,892,873
(Cost $3,115,473)

Other assets less liabilities-- (2.70%)                                (76,175)

TOTAL NET ASSETS-- 100.00%                                   $       2,816,698

The identified  cost of investments  owned at December 31, 2002 was the same for financial statement and federal income tax purposes.

Net unrealized depreciation for federal income tax purposes was $222,600,  which is comprised of unrealized  appreciation of $173,301 and unrealized depreciation of $395,901.

*Non-income producing security

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

December 31, 2002 (unaudited)

                           J&B MID-CAP   J&B SMALL-CAP J&B SMALL-CAP
                            AGGRESSIVE        AGGRESSIVE        INTERNATIONAL
                            GROWTH FUND       GROWTH FUND         FUND

ASSETS:
  Investments, at cost        $ 2,739,077       $ 8,683,459      $ 3,115,473

  Investments, at value       $ 2,821,905       $ 8,442,910      $ 2,892,873
  Cash                             69,378           324,824              391

  Receivables:
    Investments sold                --               24,124            --
    Dividends                         377               470            2,617
    Interest                        --                 --              --
  Foreign tax                       --                 --                953
    Total assets                2,891,660         8,792,328        2,896,834

LIABILITIES AND NET ASSETS:
  Payables:
    Management fees                 2,994            10,250            3,625
    Investments purchased           --                --              75,292
    Fund share redemptions          --                --                 852
    Foreign tax withholding         --                --                 251
    Other                             125               379              116

  Total liabilities                 3,119            10,629           80,136

NET ASSETS                    $ 2,888,541       $ 8,781,699      $ 2,816,698

NET ASSETS CONSIST OF:
  Capital (capital stock
    and paid-in capital)      $ 4,150,132       $ 11,135,256     $ 4,144,360
  Undistributed net
    investment loss               (16,479)           (35,174)        (43,270)
  Accumulated net realized
    loss on sale of investments
    and foreign currency
    transactions               (1,327,940)        (2,077,834)     (1,061,944)
  Net unrealized appreciation
    (depreciation) in value
    of investments and translation
    of assets and liabilities
    in foreign currency            82,828           (240,549)       (222,448)

NET ASSETS APPLICABLE TO
  OUTSTANDING SHARES          $ 2,888,541        $ 8,781,699    $  2,816,698

Capital shares, $1.00 par value:
  Authorized                    Unlimited          Unlimited       Unlimited
  Outstanding                     421,960          1,523,033         422,536

NET ASSET VALUE PER SHARE        $   6.85         $     5.77     $      6.67

See accompanying Notes to Financial Statements.

Statements of Operations

For The Six Months Ended December 31, 2002 (Unaudited)

                           J&B MID-CAP  J&B SMALL-CAP  J&B SMALL-CAP
                             AGGRESSIVE        AGGRESSIVE       INTERNATIONAL
                            GROWTH FUND       GROWTH FUND           FUND

INVESTMENT INCOME:
   Dividends                $  2,153           $  1,296          $ 13,846
   Interest                      123              2,447               116
   Foreign tax withheld          --                 --             (1,645)
                               2,276              3,743            12,317

EXPENSES:
   Management fees            18,005             37,527            20,883
   Registration fees          11,910             11,910            11,910
   Professional fees          18,736             18,736            18,736
   Trustees and Officers
      insurance                1,333              1,333             1,333
   Custody fees                  --                 --             18,568
   Other expenses                397                397               397

   Total expenses before
      fee waivers and expense
      reimbursements          50,381             69,903            71,827
   Less: fee waivers and
      expense reimbursements  31,626             30,986            50,270

   Net expenses               18,755             38,917            21,557

   Net investment loss       (16,479)           (35,174)           (9,240)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
   Realized loss from:
     Investment transactions(244,185)          (712,699)         (307,955)
     Foreign currency
       transactions              --                 --             48,082
   Change in net unrealized
     appreciation (depreciation)
     from:
     Investments            (278,188)          (611,862)             (313)
     Translation of assets and
       liabilities in foreign
       currencies                --                 --               (131)
     Net loss on investments
       and foreign currency
       transactions         (522,373)        (1,324,561)         (260,317)

   Decrease in net assets
     resulting from
     operations           $ (538,852)      $ (1,359,735)       $ (269,557)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

                                        J&B MID-CAP AGGRESSIVE GROWTH FUND
                                        SIX MONTHS ENDED
                                        DECEMBER 31, 2002       YEAR ENDED
                                           (UNAUDITED)        JUNE 30, 2002

OPERATIONS:
  Net investment loss                      $ (16,479)         $  (40,874)
  Net realized loss from investments
    and foreign currency transactions       (244,185)           (733,250)
  Change in net unrealized appreciation
    (depreciation) during the period on
    investments and translation of assets
    and liabilities in foreign currencies   (278,188)             68,930
      Net decrease in net assets resulting
      from operations                       (538,852)           (705,194)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                         --                (2,767)
    Total distributions to shareholders         --                (2,767)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                 15,100             138,470
  Reinvested distributions                      --                 2,767
                                              15,100             141,237
  Shares repurchased                          (7,185)             (5,672)
    Net increase (decrease) from
      capital share transactions               7,915             135,565
      Net increase (decrease)
        in net assets                       (530,937)           (572,396)

NET ASSETS:
  Beginning of period                      3,419,478           3,991,874
  End of period                          $ 2,888,541         $ 3,419,478
  Undistributed net investment income
    at end of period                     $   (16,479)        $       --

Fund share transactions:
  Shares sold                                  2,112              14,624
  Reinvested distributions                      --                   294
                                               2,112              14,918

  Shares repurchased                          (1,049)               (621)
    Net increase (decrease)
     in fund shares                            1,063              14,297

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

                                    J&B SMALL-CAP AGGRESSIVE GROWTH FUND
                                        SIX MONTHS ENDED
                                        DECEMBER 31, 2002       YEAR ENDED
                                           (UNAUDITED)         JUNE 30, 2002

OPERATIONS:
  Net investment loss                    $ (35,174)             $ (62,271)
  Net realized loss from investments
    and foreign currency transactions     (712,699)              (784,103)
  Change in net unrealized appreciation
    (depreciation) during the period on
    investments and translation of assets
    and liabilities in foreign currencies (611,862)              (208,600)
      Net decrease in net assets resulting
       from operations                  (1,359,735)            (1,054,974)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                      --                    (2,434)
    Total distributions to shareholders      --                    (2,434)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                            5,826,081              1,134,347
  Reinvested distributions                   --                     2,434
                                         5,826,081              1,136,781
  Shares repurchased                       (18,745)              (206,296)
    Net increase (decrease) from
      capital share transactions         5,807,336                930,485
      Net increase (decrease)
         in net assets                   4,447,601               (126,923)

NET ASSETS:
  Beginning of period                    4,334,098              4,461,021
  End of period                        $ 8,781,699            $ 4,334,098
  Undistributed net investment income
    at end of period                     $ (35,174)           $      --

Fund share transactions:
  Shares sold                              983,683                122,047
  Reinvested distributions                    --                      276
                                           983,683                122,323

  Shares repurchased                        (3,262)               (26,103)
    Net increase (decrease)
     in fund shares                        980,421                 96,220

See accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

                                       J&B SMALL-CAP INTERNATIONAL FUND
                                         SIX MONTHS ENDED
                                        DECEMBER 31, 2002       YEAR ENDED
                                           (UNAUDITED)         JUNE 30, 2002

OPERATIONS:
  Net investment loss                        $ (9,240)          $ (24,013)
  Net realized loss from investments
    and foreign currency transactions        (259,873)           (438,605)
  Change in net unrealized appreciation
    (depreciation) during the period on
    investments and translation of assets
    and liabilities in foreign currencies        (444)            (30,295)
  Net decrease in net assets resulting
    from operations                          (269,557)           (492,913)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                          --                (1,273)
    Total distributions to shareholders          --                (1,273)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                 582,442           1,367,885
  Reinvested distributions                       --                 1,273
                                              582,442           1,369,158

  Shares repurchased                         (488,920)         (1,388,028)
    Net increase (decrease) from
     capital share transactions                93,522             (18,870)
    Net increase (decrease)
     in net assets                           (176,035)           (513,056)

NET ASSETS:
  Beginning of period                       2,992,733           3,505,789
  End of period                           $ 2,816,698         $ 2,992,733
  Undistributed net investment income
    at end of period                        $ (43,270)        $      --

Fund share transactions:
  Shares sold                                  88,312             187,261
  Reinvested distributions                       --                   164
                                               88,312             187,425

  Shares repurchased                          (74,496)           (188,449)

    Net increase (decrease)
     in fund shares                            13,816              (1,024)

See accompanying Notes to Financial Statements.

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES:

The J&B Funds  (comprised  of the J&B  Mid-Cap  Aggressive  Growth Fund,
J&B Small-Cap  Aggressive  Growth Fund and J&B  Small-Cap  International
Fund and  collectively  referred to herein as the "Funds") is a series type fund registered  under the Investment  Company Act of 1940, as amended,  as a no-load open-end,  diversified  management investment company. The Funds are required to account  for the  assets  of each  series  separately  and to  allocate  general liabilities  of the Funds to each series  based upon the  relative net assets of each series.  The  following  is a summary of  significant  accounting  policies consistently followed by the Funds in preparation of their financial statements:

A.  Investment  Valuation-- Securities  are valued at the latest sales price for securities  traded on a principal  exchange  (U.S. or foreign) and on the NASDAQ
National  Market.  Securities  traded on  over-the-  counter  markets and listed securities  for which no sales are  reported  are valued at the mean between the last  reported  bid and asked  prices.  When market  quotations  are not readily available,  securities  are valued at fair value as  determined in good faith by the Board of Directors. Short-term securities maturing within 60 days are valued at amortized  cost,  which  approximates  market value.  Foreign  securities are converted to U.S.  dollars using exchange rates in London last quoted by a major bank. If such quotations are not available as of 4:00 P.M.  (Eastern Time),  the rate of exchange will be determined in good faith by the Board of Directors.

B. Investment  Transactions  and Investment  Income-- Security  transactions are accounted for on the date the securities are purchased or sold.  Dividend income less  foreign  taxes  withheld  (if any) is  recorded on the  ex-dividend  date.
Interest  income is recognized on the accrual  basis.  Realized gains and losses from investment  transactions  and unrealized  appreciation  and depreciation of investments  are reported on the identified cost basis.  All  discounts/premiums are  accreted/amortized  for  financial  reporting  purposes and are included in interest income.

C.  Foreign  Currency  Translation -- All assets and  liabilities  expressed  in foreign  currencies are converted into U.S. dollars based on exchange rates last quoted by a major bank in London at the end of the period. The cost of portfolio securities  is  translated at the rates of exchange  prevailing  when  acquired.
Dividend income is translated at the rate of exchange on the  ex-dividend  date.
The effects of changes in foreign  currency  exchange  rates on  investments  in
securities  are  included  in  net  realized  and  unrealized   gain  (loss)  on
investments in the Statements of Operations.

D. Forward Foreign Currency Contracts-- The J&B Small-Cap International Fund
may enter into forward foreign  currency  contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S.
dollar  value of a  security  that it has  agreed to buy or sell for the  period between  the date the  trade  was  entered  into  and the date the  security  is delivered  and paid  for.  These  contracts  may also be used to hedge  the U.S.
dollar value of securities owned which are denominated in foreign currencies.

Forward foreign  currency  contracts are valued each day at the close of the New
York Stock Exchange at the forward rate, and are  marked-to-  market daily.  The change in market  value is  recorded  as an  unrealized  gain or loss.  When the contract is closed, a realized gain or loss equal to the difference  between the value of the contract at the time it was opened and closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the  underlying  prices  of the  securities,  but it  does  establish  a rate of exchange that can be achieved in the future.  Although  forward foreign currency contracts  limit  the risk of loss due to a decline  in the value of the  hedged currency, they also limit a potential gain that might result should the value of the currency  increase.  These  contracts  involve  market risk in excess of the amount  reflected  in the  Statements  of Assets  and  Liabilities.  The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks
(limited  to the  amount  of  unrealized  gains)  if the  counterparties  to the contracts are unable to meet the terms of their contracts.

E.  Expense  Limitations --  Jones  &  Babson,   Inc.  (the  Manager),   has
contractually  agreed  for a period  of one year to waive  fees  and/or  to make payments to limit the total operating expenses of the Funds to an annual rate of
1.25% of average daily net assets for J&B Mid-Cap Aggressive  Growth;  1.40%
of average daily net assets for J&B Small-Cap  Aggressive  Growth; and 1.60%
of average daily net assets for J&B  Small-Cap  International.  This expense limitation may be modified or terminated at the discretion of the Manager at any time without notice to shareholders.  The Manager may be reimbursed by the Funds for such expenses at a later date.  This may be done only if such  reimbursement does not cause a Fund's  expenses  to exceed the expense  cap  percentage  shown above.

At December 31, 2002, the total dollar amounts available for reimbursement to the Advisor are as follows:

Fund
J&B Mid-Cap Aggressive Growth               $        54,974
J&B Small-Cap Aggressive Growth                      54,006
J&B Small-Cap International                          96,422

F. Repurchase  Agreements-- The Funds may enter into repurchase  agreements with member banks of the Federal Reserve or registered broker dealers whom the Funds'
investment advisor deems  creditworthy  under guidelines  approved by the Funds'
Board of  Directors,  subject  to the  seller's  agreement  to  repurchase  such securities  at a mutually  agreed  upon date and  price.  The  repurchase  price generally  equals the price paid by the Funds plus  interest  negotiated  on the basis of current short-term rates.

Securities  pledged as  collateral  for  repurchase  agreements  are held by the custodian  bank  until  the  respective  agreements  mature.  Provisions  of the repurchase agreements ensure that the market value of the collateral,  including accrued  interest  thereon,  is  sufficient  in  the  event  of  default  of the counterparty.  If the  counterparty  defaults  and the  value of the  collateral declines or if the counterparty enters an insolvency proceeding,  realization of the collateral by the Funds may be delayed or limited.

G. Federal and State Taxes-- The Funds  complied  with the  requirements  of the
Internal  Revenue  Code  applicable  to  regulated   investment   companies  and
therefore, no provision for federal or state tax is required.

As of June 30, 2002, the  accumulated  net realized loss on sales of investments for federal  income tax purposes  which are available to offset  future  taxable gains and the post-October  capital losses that are deferred to the first day of the next fiscal year are as follows:

         CAPITAL LOSS               POST-OCTOBER
FUND     CARRYFORWARDS     EXPIRES  LOSSES
J&B Mid-Cap Aggressive Growth               $ 709,788   2010   $ 373,967
J&B Small-Cap Aggressive Growth               803,380   2010     556,352
J&B Small-Cap International                   733,810   2010      83,027

H. Distributions to Shareholders-- Distributions to shareholders are recorded on the ex-dividend  date.  Distributions  are determined in accordance with federal tax  regulations  and may  differ  from  those  determined  in  accordance  with accounting principles generally accepted in the United States. These differences are  primarily  due to wash  sales,  post-October  loss  deferrals,  and foreign currency transactions. The tax character of distributions paid during the fiscal years ended June 30, 2002 and 2001, were as follows:

                                                        2002
                                                  CAPITAL    RETURN
FUND                                    ORDINARY   GAIN     OF CAPITAL    TOTAL
J&B Mid-Cap Aggressive Growth        $--        $--     $ 2,767     $ 2,767
J&B Small-Cap Aggressive Growth       --         --       2,434       2,434
J&B Small-Cap International           --         --       1,273       1,273

                                                        2001
                                                CAPITAL    RETURN
FUND                                    ORDINARY   GAIN     OF CAPITAL    TOTAL
J&B Mid-Cap Aggressive Growth        $ --       $--        $--        $--
J&B Small-Cap Aggressive Growth        --        --         --         --
J&B Small-Cap International            --        --         --         --

I. Use of Estimates-- The preparation of financial statements in conformity with
accounting   principles   generally  accepted  in  the  United  States  requires
management to make estimates and assumptions  that affect the amount reported in the financial  statements and  accompanying  notes.  Actual results could differ from such estimates.

2. MANAGEMENT FEES:

Management  fees are paid to Jones &  Babson,  Inc. in  accordance  with the advisory  agreement  with the  Funds.  Listed  below  are  management  fees as a percentage of average daily net assets.

                                          Annual Rate
Fund                                      Percentage
J&B Mid-Cap Aggressive Growth            1.20%
J&B Small-Cap Aggressive Growth          1.35%
J&B Small-Cap International              1.55%

3. INVESTMENT TRANSACTIONS:

Investment transactions for the period ended December 31, 2002
(excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

J&B Mid-Cap Aggressive Growth Fund:
         Purchases                               $ 1,144,904
         Proceeds from sales                       1,214,858

J&B Small-Cap Aggressive Growth Fund:
         Purchases                               $ 6,904,382
         Proceeds from sales                       1,367,781

J&B Small-Cap International Fund:
         Purchases                               $   803,807
         Proceeds from sales                         693,427

This report has been prepared for the information of the Shareholders of J&B
Mid-Cap  Aggressive Growth Fund,  J&B Small-Cap  Aggressive Growth Fund, and
J&B Small-Cap  International Fund, and is not to be construed as an offering of the  shares  of the  Funds.  Shares  of the  Funds  are  offered  only by the
Prospectus, a copy of which may be obtained from Jones & Babson, Inc.

Financial Highlights

Condensed data for a share of capital stock
outstanding throughout each period.

                                   J&B Mid-Cap Aggressive Growth Fund
                                                           For The Period From
                                  Six Months                 December 19, 2000
                                    Ended          Year     (Commencement Of
                                December 31,      Ended       Operations) To
                                    2002         June 30,       June 30,
                                (Unaudited)       2002            2001

Net asset value, beginning
  of period                        $ 8.12        $ 9.82         $ 10.00

  Income from investment operations:
    Net investment loss              (.04)         (.10)           (.04)
    Net gains (losses) on
      securities (both realized
      and unrealized)               (1.23)        (1.59)           (.14)
Total from investment operations    (1.27)        (1.69)           (.18)

  Less distributions:
    Dividends from net
      investment income               --           (.01)            --
    Distributions from
      capital gains                   --            --              --

  Total distributions                 --           (.01)            --

Net asset value,
  end of period                    $ 6.85        $ 8.12         $  9.82

Total return(a)                    (15.64%)      (17.25%)         (1.80%)

Ratios/Supplemental Data
Net assets, end of
  period (in thousands)           $ 2,889       $ 3,419         $ 3,992
Ratio of expenses to average
  net assets(b)                      1.25%         1.25%           1.25%
Ratio of expenses to average
  net assets before fee
  waivers and expense
  reimbursements(b)                  3.38%         1.85%           1.33%
Ratio of net investment
  income to average
  net assets(b)                     (1.11%)       (1.11%)          (.80%)
Ratio of net investment
  income to average net
  assets before fee waivers
  and expense reimbursements(b)     (3.23%)       (1.70%)          (.88%)
Portfolio turnover rate                41%           96%             56%

(a)Total return not annualized for periods less than one full year

(b)Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Financial Highlights

Condensed data for a share of capital stock
outstanding throughout each period.

                                    J&B Small-Cap Aggressive Growth Fund
                                                          For The Period From
                                  Six Months                 December 19, 2000
                                    Ended          Year     (Commencement Of
                                December 31,      Ended       Operations) To
                                    2002         June 30,       June 30,
                                (Unaudited)       2002            2001

Net asset value,
  beginning of period              $ 7.99        $ 9.99         $ 10.00
  Income from investment operations:
    Net investment loss              (.02)         (.11)           (.05)
    Net gains (losses) on
      securities (both
      realized and unrealized)      (2.20)        (1.89)            .04
Total from investment operations    (2.22)        (2.00)           (.01)

  Less distributions:
    Dividends from net
      investment income               --            --              --
    Distributions from
      capital gains                   --            --              --
  Total distributions                 --            --              --

Net asset value,
  end of period                    $ 5.77        $ 7.99         $ 9.99

Total return(a)                    (27.79%)      (19.98%)         (.10%)

Ratios/Supplemental Data
Net assets, end of
  period (in thousands)           $ 8,782       $ 4,334        $ 4,461
Ratio of expenses to average
  net assets(b)                      1.40%         1.40%          1.40%
Ratio of expenses to average
  net assets before fee
  waivers and expense
  reimbursements(b)                  2.52%         1.88%          1.47%
Ratio of net investment
  income to average
  net assets(b)                     (1.27%)       (1.34%)         (.94%)
Ratio of net investment
  income to average
  net assets
  before fee waivers
  and expense
  reimbursements(b)                 (2.38%)       (1.81%)        (1.01%)

Portfolio turnover rate                24%           78%            60%

(a)Total return not annualized for periods less than one full year

(b)Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Financial Highlights

Condensed data for a share of capital stock
outstanding throughout each period.

                                     J&B Small-Cap International Fund
                                                          For The Period From
                                  Six Months                 December 19, 2000
                                    Ended          Year     (Commencement Of
                                December 31,      Ended       Operations) To
                                    2002         June 30,       June 30,
                                (Unaudited)       2002            2001

Net asset value,
  beginning of period              $ 7.32        $ 8.56         $ 10.00

  Income from investment operations:
    Net investment loss              (.10)         (.06)           (.02)
    Net gains (losses) on
      securities (both realized
      and unrealized)                (.55)        (1.18)          (1.42)
  Total from investment operations   (.65)        (1.24)          (1.44)

  Less distributions:
    Dividends from net
      investment income                --           --              --
    Distributions from
      capital gains                    --           --              --
  Total distributions                  --           --              --

Net asset value,
  end of period                    $ 6.67        $ 7.32         $ 8.56

Total return(a)                     (8.88%)      (14.45%)       (14.40%)
Ratios/Supplemental Data
Net assets, end of
  period (in thousands)           $ 2,817       $ 2,993        $ 3,506
Ratio of expenses to average
  net assets(b)                      1.60%         1.60%          1.60%
Ratio of expenses to average
  net assets before fee
  waivers and expense
  reimbursements(b)                  5.36%         2.71%          2.14%
Ratio of net investment income
  to average net assets(b)           (.69%)        (.75%)         (.36%)
Ratio of net investment
  income to average net
  assets before fee waivers
  and expense reimbursements(b)     (4.44%)       (1.86%)         (.90%)
Portfolio turnover rate                26%          163%            37%

(a)Total return not annualized for periods less than one full year

(b)Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

J&B Funds

Jones & Babson, Inc.
Manager and Distributor
A Member of the Generali Group

P.O. Box 219757, Kansas City, MO 64121-9757

TOLL FREE
1-866-409-2550

J&B FUNDS
P.O. Box 219757
Kansas City, MO 64121-9757